enstargroup.com ENSTAR GROUP LIMITED Investor Financial Supplement March 31, 2022

| enstargroup.com 2 Table of Contents Page Explanatory Notes 3 Financial Highlights 4 Consolidated Results by Segment 5 Capital Position & Credit Ratings 7 Non-GAAP Measures 8 Reconciliation to Adjusted Book Value per Share 10 Reconciliation to Adjusted Return on Equity 11 Reconciliation to Adjusted Run-off Liabilities Earnings 12 Reconciliation to Adjusted Total Investment Return 13 Investable Assets - Management’s View 14

| enstargroup.com 3 Explanatory Notes About Enstar Enstar is a NASDAQ-listed leading global (re)insurance group that offers innovative capital release solutions through its network of group companies in Bermuda, the United States, the United Kingdom, Continental Europe, Australia, and other international locations. A market leader in completing legacy acquisitions, Enstar has acquired over 110 companies and portfolios since its formation in 2001. For further information about Enstar, see www.enstargroup.com. Basis of Presentation In this Investor Financial Supplement, the terms "we," "us," "our," "Enstar," or "the Company" refer to Enstar Group Limited and its consolidated subsidiaries. All information contained herein is unaudited. Unless otherwise noted, amounts are in millions of U.S. Dollars, except for share and per share amounts. Certain prior period comparatives have been reclassified to conform to the current presentation. This Investor Financial Supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by Enstar with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Non-GAAP Financial Measures In addition to our key financial measures presented in accordance with GAAP, we present other non-GAAP financial measures that we use to manage our business, compare our performance against prior periods and against our peers, and as performance measures in our annual incentive compensation program. These non-GAAP financial measures provide an additional view of our operational performance over the long-term and provide the opportunity to analyze our results in a way that is more aligned with the manner in which our management measures our underlying performance. The presentation of these non-GAAP financial measures, which may be defined and calculated differently by other companies, is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. We have presented the results and GAAP reconciliations for these measures for the quarters ended March 31, 2022 and 2021. Refer to pages 8 to 15 for further details. Cautionary Statement This Investor Financial Supplement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the intent, belief or current expectations of Enstar and its management team. Investors are cautioned that any such forward- looking statements speak only as of the date they are made, are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Important risk factors regarding Enstar can be found under the heading "Risk Factors" in our Form 10-K for the year ended December 31, 2021 and are incorporated herein by reference. Furthermore, Enstar undertakes no obligation to update any written or oral forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein, to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements, except as required by law.

Financial Highlights

ENSTAR

	Three Months Ended March 31, 2022	Three Months Ended March 31, 2021
Key Earnings Metrics		
Return on equity ("ROE")	(5.0)%	3.0 %
Annualized ROE	(20.2)%	11.9 %
Adjusted ROE [(1)]	(1.4)%	5.4 %
Annualized adjusted ROE [(1)]	(5.7)%	21.7 %
Basic net (loss) earnings per share	$ (16.04)	$ 8.50
Diluted net (loss) earnings per share	$ (16.04)	$ 8.38
Key Run-off Metrics		
Average net loss reserves	$ 11,259	$ 8,880
Annualized Run-off liability earnings ("RLE")	5.1 %	5.0 %
Average adjusted net loss reserves [(1)]	$ 11,373	$ 8,741
Annualized adjusted RLE [(1)]	— %	1.2 %
Key Investment Return Metrics		
Average investable assets	$ 20,243	$ 17,863
Annualized total investment return ("TIR")	(6.1)%	3.6 %
Annualized investment book yield	1.91 %	1.86 %
Earnings from equity method investments	$ 31	$ 118
Average adjusted investable assets [(1)]	$ 20,459	$ 17,468
Annualized adjusted TIR [(1)]	0.5 %	8.4 %
Key Shareholder Metrics		
Ordinary shares repurchased:		
Shares	162,134	18,003
Cost	$ 42	$ 4
Average price per share	$ 257.49	$ 234.70

	As of March 31, 2022	As of December 31, 2021
Key Shareholder Metrics		
Ordinary shareholders' equity	$ 5,024	$ 5,586
Total Enstar shareholders' equity	$ 5,534	$ 6,096
Book value per ordinary share ("BVPS")	$ 286.51	$ 316.34
Adjusted BVPS [(1)]	$ 282.10	$ 310.80
Change in adjusted BVPS	(9.2)%	10.5 %
Total ordinary shares outstanding	17,535,407	17,657,944
Adjusted ordinary shares outstanding	17,809,487	17,973,149
Key Balance Sheet Metrics		
Total assets	$ 23,240	$ 24,429
Debt obligations	$ 1,904	$ 1,691
Total liabilities	$ 17,292	$ 17,924
Total investable assets to ordinary shareholders' equity	4.10x	3.89x
Total net loss reserves to ordinary shareholders' equity	2.18x	2.07x
Debt to total capitalization attributable to Enstar	25.6 %	21.7 %

(1) Non-GAAP financial measure, refer to pages 8 to 15 for explanatory notes and a reconciliation to the most directly comparable GAAP measure.

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Consolidated Results by Segment - Q1 2022

ENSTAR

	Three Months Ended March 31, 2022					
	Run-off	Enhanzed Re	Investments	Legacy Underwriting	Corporate & Other [(1)]	Total
INCOME						
Net premiums earned	$ 17	$ 14	$ —	$ 3	$ —	$ 34
Net investment income	—	—	76	4	—	80
Net realized losses	—	—	(37)	—	—	(37)
Net unrealized losses	—	—	(375)	(6)	—	(381)
Other income	10	—	—	1	3	14
Total Income (Loss)	27	14	(336)	2	3	(290)
EXPENSES						
Net incurred losses and loss adjustment expenses						
Current period	11	—	—	2	—	13
Prior period	(50)	(29)	—	(1)	(63)	(143)
Total net incurred losses and loss adjustment expenses	(39)	(29)	—	1	(63)	(130)
Policyholder benefit expenses	—	12	—	—	—	12
Acquisition costs	8	—	—	—	—	8
General and administrative expenses	39	2	9	1	34	85
Total Expenses	8	(15)	9	2	(29)	(25)
EARNINGS (LOSS) BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	19	29	(345)	—	32	(265)
Earnings from equity method investments	—	—	31	—	—	31
SEGMENT EARNINGS (LOSS)	$ 19	$ 29	$ (314)	$ —	32	(234)
Interest expense					(25)	(25)
Net foreign exchange losses					(3)	(3)
NET LOSS						(262)
Net earnings attributable to noncontrolling interest					(11)	(11)
NET LOSS ATTRIBUTABLE TO ENSTAR						(273)
Dividends on preferred shares					(9)	(9)
NET LOSS ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS					$ (16)	$ (282)

(1) Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo, LLC ("DCo") and Morse TEC LLC ("Morse TEC"). Net incurred losses and loss adjustment expenses for corporate and other activities includes amortization of deferred charge assets ("DCAs") on retroactive reinsurance contracts and fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option. The three months ended March 31, 2022 included accelerated amortization of $24 million corresponding to increased favorable prior period development ("PPD") on net ultimate liabilities recorded in our Run-off segment.

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Consolidated Results by Segment - Q1 2021

ENSTAR

	Three Months Ended March 31, 2021				
	Run-off	Investments	Legacy Underwriting	Corporate & Other [1]	Total
INCOME					
Net premiums earned	$ 73	$ —	$ 20	$ —	$ 93
Net investment income	—	61	1	—	62
Net realized losses	—	(10)	(1)	—	(11)
Net unrealized losses	—	(10)	—	—	(10)
Other income (expense)	22	—	(7)	(5)	10
Net gain of sale of subsidiaries	—	—	—	15	15
Total Income	95	41	13	10	159
EXPENSES					
Net incurred losses and loss adjustment expenses					
Current period	44	—	10	—	54
Prior period	(39)	—	(6)	(65)	(110)
Total net incurred losses and loss adjustment expenses	5	—	4	(65)	(56)
Acquisition costs	29	—	5	—	34
General and administrative expenses [2]	28	3	2	50	83
Total Expenses	62	3	11	(15)	61
EARNINGS BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	33	38	2	25	98
Earnings from equity method investments	—	118	—	—	118
SEGMENT EARNINGS	$ 33	$ 156	$ 2	25	216
Interest expense				(16)	(16)
Net foreign exchange losses				(3)	(3)
Income tax benefit				6	6
NET EARNINGS					203
Net earnings attributable to noncontrolling interest				(11)	(11)
NET EARNINGS ATTRIBUTABLE TO ENSTAR					192
Dividends on preferred shares				(9)	(9)
NET (LOSS) EARNINGS ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS				$ (8)	$ 183

[1] Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo and Morse TEC. Net incurred losses and loss adjustment expenses for corporate and other activities includes amortization of DCAs on retroactive reinsurance contracts and fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option.

[2] We refined our approach to our general and administrative expense allocations in the second quarter of 2021. Under the revised methodology, our first quarter 2021 general and administrative expenses for the Run-off and Investments segments would have increased by $16 million and $3 million, respectively, and our corporate and other activities would have decreased by $19 million.

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Capital Position & Credit Ratings

ENSTAR

Capital position		March 31, 2022		December 31, 2021		Change
Ordinary shareholders' equity	$	5,024	$	5,586	$	(562)
Series D and E preferred shares		510		510		—
Total Enstar shareholders' equity		5,534		6,096		(562)
Noncontrolling interest		233		230		3
Total shareholders' equity		5,767		6,326		(559)
Senior notes		990		1,270		(280)
Subordinated notes		914		421		493
Revolving credit facility		—		—		—
Total debt obligations		1,904		1,691		213
Redeemable noncontrolling interest		181		179		2
Total capitalization	$	7,852	$	8,196	$	(344)
Total capitalization attributable to Enstar	$	7,438	$	7,787	$	(349)
Debt to total capitalization		24.2 %		20.6 %		3.6 pp
Debt and Series D and E Preferred Shares to total capitalization		30.7 %		26.9 %		3.8 pp
Debt to total capitalization attributable to Enstar		25.6 %		21.7 %		3.9 pp
Debt and Series D and E Preferred Shares to total capitalization attributable to Enstar		32.5 %		28.3 %		4.2 pp

pp - Percentage point(s)

Credit ratings [(1)]	Standard and Poor's	Fitch Ratings
Long-term issuer	BBB (Outlook: Positive)	BBB (Outlook: Positive)
2029 Senior Notes	BBB	BBB-
2031 Senior Notes	BBB-	BBB-
2040 and 2042 Junior Subordinated Notes	BB+	BB+
2031 Subordinated Notes	Not Rated	Not Rated
Series D and E Preferred Shares	BB+	BB+

(1) Credit ratings are provided by third parties, Standard & Poor's and Fitch Ratings, and are subject to certain limitations and disclaimers. For information on these ratings, refer to the rating agencies' websites and other publications.

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| enstargroup.com 8 Non-GAAP Measures Non-GAAP Measure Definition Purpose of Non-GAAP Measure over GAAP Measure Adjusted book value per ordinary share Total Enstar ordinary shareholders' equity Divided by Number of ordinary shares outstanding, adjusted for: -the ultimate effect of any dilutive securities on the number of ordinary shares outstanding Increases the number of ordinary shares to reflect equity awards granted but not yet vested as, over the long term, this presents a prudent view of our book value per share. We use this non-GAAP measure in our annual incentive compensation program. Adjusted return on equity Adjusted operating income (loss) attributable to Enstar ordinary shareholders divided by adjusted opening Enstar ordinary shareholder's equity Calculating the operating income (loss) as a percentage of our adjusted opening Enstar ordinary shareholders' equity provides a more valuable and consistent measure of the performance of our business, and enhances comparisons to prior periods: • by adjusting investment returns for the temporary impact of the change in fair value of fixed maturity securities (both credit spreads and interest rates) which we hold until the earlier of maturity or used to fund any settlement of related liabilities which are generally recorded at cost; • by removing the impact of non-cash charges that obscure our trends on a consistent basis; and • by removing items that are not indicative of our ongoing operations; We use this non-GAAP measure in our annual incentive compensation program. We include the amortization of fair value adjustments as a non- GAAP adjustment to the adjusted operating income (loss) attributable to Enstar ordinary shareholders as it is considered to be a non-cash charge and not indicative of our operating results. Adjusted operating income (loss) attributable to Enstar ordinary shareholders (numerator) Net earnings (loss) attributable to Enstar ordinary shareholders, adjusted for: -net realized and unrealized (gains) losses on fixed maturity investments and funds held- directly managed -change in fair value of insurance contracts for which we have elected the fair value option (1) -amortization of fair value adjustments -net gain/loss on purchase and sales of subsidiaries (if any) -net earnings from discontinued operations (if any) -tax effects of adjustments -adjustments attributable to noncontrolling interest Adjusted opening Enstar ordinary shareholders' equity (denominator) Opening Enstar ordinary shareholders' equity, less: -net unrealized gains (losses) on fixed maturity investments and funds held-directly managed, -fair value of insurance contracts for which we have elected the fair value option (1), -fair value adjustments, and -net assets of held for sale or disposed subsidiaries classified as discontinued operations (if any) Adjusted total investment return (%) Adjusted total investment return (dollars) recognized in earnings for the applicable period divided by period average adjusted total investable assets. Provides a key measure of the return generated on the capital held in the business and is reflective of our investment strategy. Provides a consistent measure of investment returns as a percentage of all assets generating investment returns. Adjusts investment returns for the temporary impact of the change in fair value of fixed maturity securities (both credit spreads and interest rates) which we hold until the earlier of maturity or used to fund any settlement of related liabilities which are generally recorded at cost. Adjusted total investment return ($) (numerator) Total investment return (dollars), adjusted for: -net realized and unrealized (gains) losses on fixed maturity investments and funds held- directly managed Adjusted average aggregate total investable assets (denominator) Total average investable assets, adjusted for: -net unrealized (gains) losses on fixed maturities, AFS investments included within AOCI -net unrealized (gains) losses on fixed maturities, trading instruments (1) Comprises the discount rate and risk margin components. (1) Comprises the discount rate and risk margin components.

| enstargroup.com 9 Non-GAAP Measures (continued) Non-GAAP Measure Definition Purpose of Non-GAAP Measure over GAAP Measure Adjusted run-off liability earnings (%) Adjusted PPD divided by average adjusted net loss reserves Calculating the RLE as a percentage of our adjusted average net loss reserves provides a more meaningful measurement of our claims management performance. We use this measure to evaluate our ability to settle our obligations for amounts less than our initial estimate at the point of acquiring the obligations. In order to provide a complete and consistent picture of our claims performance, we combine the reduction (increase) in estimates of prior period net ultimate losses relating to our Run-off segment with the amortization of deferred charge assets, both of which are included in net incurred losses and LAE and have an inverse effect on our results. We also include our performance in managing our defendant A&E liabilities, that do not form part of loss reserves. The remaining components of net incurred losses and LAE and net loss reserves are not considered key components of our claims performance as they are either not non-life run-off in nature, or are considered to be non-cash charges that obscure our trends on a consistent basis. We use this measure to assess the performance of our claim strategies and part of the performance assessment of our past acquisitions. Adjusted prior period development (numerator) Prior period net incurred losses and LAE, adjusted to: Remove: -Legacy Underwriting and Enhanzed Re operations -the reduction/(increase) in provisions for unallocated LAE (ULAE) -amortization of fair value adjustments, -change in fair value of insurance contracts for which we have elected the fair value option (1), and Add: -the reduction/(increase) in estimates of our defendant A&E ultimate net liabilities. Adjusted net loss reserves (denominator) Net losses and LAE, adjusted to: Remove: -Legacy Underwriting and Enhanzed Re net loss reserves -current period net loss reserves -the net ULAE provision -net fair value adjustments associated with the acquisition of companies, -the fair value adjustments for contracts for which we have elected the fair value option (1) and Add: -net nominal defendant asbestos and environmental exposures. Investable assets - management's view Investable assets, adjusted to reallocate certain categories of investments based on management's view of the underlying economic exposure of a particular investment. Refer to the reconciliation for further details. Management’s view “looks through” the legal form of an investment and aggregates the classification based upon the underlying economic exposure of each investment, which is consistent with the manner in which management views our investment portfolio composition. (1) Comprises the discount rate and risk margin components.

| enstargroup.com 10 Reconciliation to Adjusted Book Value Per Share As of March 31, 2022 December 31, 2021 Equity (1) Ordinary Shares Per Share Amount Equity (1) Ordinary Shares Per Share Amount Book value per ordinary share $ 5,024 17,535,407 $ 286.51 $ 5,586 17,657,944 $ 316.34 Non-GAAP adjustments: Share-based compensation plans — 274,080 — 315,205 Adjusted book value per ordinary share* $ 5,024 17,809,487 $ 282.10 $ 5,586 17,973,149 $ 310.80 (1) Equity comprises Enstar ordinary shareholders' equity, which is calculated as Enstar shareholders' equity less preferred shares ($510 million), prior to any non-GAAP adjustments. * Non-GAAP financial measure.

Reconciliation to Adjusted Return on Equity - Q1 2022 and 2021

Three Months Ended March 31,

	2022				2021			
	Net (loss) earnings [1]	Opening equity [1]	(Adj) ROE	Annualized (Adj) ROE	Net (loss) earnings [1]	Opening equity [1]	(Adj) ROE	Annualized (Adj) ROE
Net (loss) earnings/Opening equity/ROE/Annualized ROE [1]	$ (282)	$ 5,586	(5.0)%	(20.2)%	$ 183	$ 6,164	3.0 %	11.9 %
Non-GAAP adjustments:								
Net realized and unrealized losses on fixed maturity investments and funds held - directly managed / Net unrealized gains on fixed maturity investments and funds held - directly managed [2]	334	(89)			206	(560)		
Change in fair value of insurance contracts for which we have elected the fair value option / Fair value of insurance contracts for which we have elected the fair value option [3]	(98)	(107)			(75)	(33)		
Amortization of fair value adjustments / Fair value adjustments	2	(106)			2	(128)		
Net gain on sales of subsidiaries	—				(15)			
Tax effects of adjustments [4]	(26)				(17)			
Adjustments attributable to noncontrolling interest [5]	(5)				11			
Adjusted operating (loss) income/Adjusted opening equity/Adjusted ROE/ Annualized adjusted ROE*	$ (75)	$ 5,284	(1.4)%	(5.7)%	$ 295	$ 5,443	5.4 %	21.7 %

(1) Net (loss) earnings comprises net (loss) earnings attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar ordinary shareholders' equity, which is calculated as opening Enstar shareholders' equity less preferred shares ($510 million), prior to any non-GAAP adjustments.

(2) Represents the net realized and unrealized losses related to fixed maturity securities. Our fixed maturity securities are held directly on our balance sheet and also within the "Funds held - directly managed" balance.

(3) Comprises the discount rate and risk margin components.

(4) Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate.

(5) Represents the impact of the adjustments on the net earnings (loss) attributable to noncontrolling interest associated with the specific subsidiaries to which the adjustments relate.

* Non-GAAP financial measure.

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Reconciliation to Adjusted Run-off Liability Earnings

ENSTAR

	Three Months Ended March 31, 2022	March 31, 2022	As of December 31, 2021	March 31, 2022	Three Months Ended March 31, 2022
	PPD	Net loss reserves	Net loss reserves	Average net loss reserves	Annualized RLE %
PPD/net loss reserves/Annualized RLE	$ 143	$ 10,962	$ 11,555	$ 11,259	5.1 %
Non-GAAP Adjustments:					
Enhanzed Re	(28)	(150)	(181)	(166)	
Legacy Underwriting	(1)	(142)	(153)	(147)	
Net loss reserves - current period	—	(13)	—	(7)	
Reduction in provisions for ULAE / Net ULAE provisions	(22)	(394)	(416)	(405)	
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	2	104	106	105	
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [1]	(98)	201	107	154	
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	3	586	574	580	
Adjusted PPD/Adjusted net loss reserves/Annualized Adjusted RLE*	$ (1)	$ 11,154	$ 11,592	$ 11,373	0.0 %

	Three Months Ended March 31, 2021	March 31, 2021	As of December 31, 2020	March 31, 2021	Three Months Ended March 31, 2021
	PPD	Net loss reserves	Net loss reserves	Average net loss reserves	Annualized RLE %
PPD/net loss reserves/Annualized RLE	$ 110	$ 9,215	$ 8,544	$ 8,880	5.0 %
Non-GAAP Adjustments:					
Legacy Underwriting	(6)	(153)	(955)	(555)	
Net loss reserves - current period	—	(48)	—	(24)	
Reduction in provisions for ULAE / Net ULAE provisions	(14)	(396)	(334)	(365)	
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	2	125	128	127	
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [1]	(75)	109	33	71	
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	9	599	615	607	
Adjusted PPD/Adjusted net loss reserves/Annualized Adjusted RLE*	$ 26	$ 9,451	$ 8,031	$ 8,741	1.2 %

[1] Comprises the discount rate and risk margin components.

* Non-GAAP financial measure.

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| enstargroup.com 13 Reconciliation to Adjusted Total Investment Return Three Months Ended March 31, 2022 2021 Investment results Net investment income $ 80 $ 62 Net realized losses (37) (11) Net unrealized losses (381) (10) Earnings from equity method investments 31 118 TIR ($) $ (307) $ 159 Non-GAAP adjustment: Net realized and unrealized losses on fixed maturity investments and funds held-directly managed 334 206 Adjusted TIR ($)* $ 27 $ 365 Total investments 17,242 16,553 Cash and cash equivalents, including restricted cash and cash equivalents 1,135 996 Funds held by reinsured companies 2,241 663 Total investable assets $ 20,618 $ 18,212 Average aggregate invested assets, at fair value (1) $ 20,243 $ 17,863 Annualized TIR % (2) (6.1) % 3.6 % Non-GAAP adjustment: Net unrealized losses (gains) on fixed maturities, AFS investments included within AOCI and net unrealized losses (gains) on fixed maturities, trading instruments 521 (229) Adjusted investable assets* $ 21,139 $ 17,983 Adjusted average aggregate invested assets, at fair value (3) $ 20,459 $ 17,468 Annualized adjusted TIR %* (4) 0.5% 8.4% (1) This amount is a two period average of the total investable assets, as presented above, and is comprised of amounts disclosed in our quarterly and annual U.S. GAAP consolidated financial statements. (2) Annualized TIR % is calculated by dividing the annualized TIR ($) by average aggregate invested assets, at fair value. (3) This amount is a two period average of the adjusted investable assets*, as presented above. (4) Annualized adjusted TIR %* is calculated by dividing the annualized adjusted TIR* ($) by adjusted average aggregate invested assets, at fair value*. *Non-GAAP measure.

| enstargroup.com 14 Investable Assets - Management’s View* - March 31, 2022 * Non-GAAP financial measure. Consolidated Balance Sheet View March 31, 2022 Exchange traded funds backed by fixed income securities Bonds, CLO equities and private debt held in equity format Equities, privately held equity, private credit and real estate held in fund format CLO equity funds Other assets and liabilities in funds held format March 31, 2022 Management's View of Underlying Economic Exposure Short-term and fixed maturity investments, trading and AFS and funds held - directly managed, excluding other assets $ 11,195 $ 11,195 Fixed maturities Other assets included within funds held - directly managed 221 (221) — Equities 2,444 (1,227) (125) (1) 1,091 Equities* Other Investments: Hedge funds 315 315 Hedge funds Fixed income funds 656 1,227 63 1,946 Bond/loan funds* Equity funds 4 (4) — Private equity funds 1,068 (107) 961 Private equity funds* CLO equities 156 32 234 422 CLO equities* CLO equity funds 234 (234) — Private credit funds 296 30 77 403 Private credit* Real estate debt fund 134 35 169 Real estate* Total 2,863 4,216 Equity method investments 519 519 Equity method investments Total investments 17,242 17,021 Cash and cash equivalents (including restricted cash) 1,135 1,135 Cash and cash equivalents (including restricted cash) Funds held by reinsured companies 2,241 221 2,462 Funds held* Total investable assets $ 20,618 $ 20,618 Total investable assets

| enstargroup.com 15 Investable Assets - Management’s View* - December 31, 2021 * Non-GAAP financial measure. Consolidated Balance Sheet View December 31, 2021 Exchange traded funds backed by fixed income securities Bonds, CLO equities and private debt held in equity format Equities, privately held equity, private credit and real estate held in fund format CLO equity funds Other assets and liabilities in funds held format December 31, 2021 Management's View of Underlying Economic Exposure Short-term and fixed maturity investments, trading and AFS and funds held - directly managed, excluding other assets $ 12,254 $ 12,254 Fixed maturities Other assets included within funds held - directly managed 201 (201) — Equities 1,995 (969) (121) (3) 902 Equities* Other Investments: Hedge funds 291 291 Hedge funds Fixed income funds 573 969 64 1,606 Bond/loan funds* Equity funds 5 (5) — Private equity funds 752 (110) 642 Private equity funds* CLO equities 161 32 207 400 CLO equities* CLO equity funds 207 (207) — Private credit funds 275 25 85 385 Private credit* Real estate debt fund 69 33 102 Real estate* Total 2,333 3,426 Equity method investments 493 493 Equity method investments Total investments 17,276 17,075 Cash and cash equivalents (including restricted cash) 2,092 2,092 Cash and cash equivalents (including restricted cash) Funds held by reinsured companies 2,340 201 2,541 Funds held* Total investable assets $ 21,708 $ 21,708 Total investable assets